Exhibit 10.1

THIRD AMENDMENT

TO

ADVISORY AGREEMENT

AMONG

STRATEGIC REALTY TRUST, INC.

STRATEGIC REALTY OPERATING PARTNERSHIP, LP,

AND

SRT ADVISOR, LLC

THIS THIRD AMENDMENT TO THE ADVISORY AGREEMENT (“THIRD AMENDMENT”), dated as of July 19, 2016 (the “Effective Date”) is entered into by and among Strategic Realty Trust Inc., a Maryland corporation (the “Company”), Strategic Realty Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), and SRT Advisor, LLC, a Delaware limited liability company (the “Advisor”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Advisory Agreement.

W I T N E S S E T H

WHEREAS, the Company, the Operating Partnership and the Advisor entered into that certain Advisory Agreement dated as of August 10, 2013, which was amended by that certain First Amendment to Advisory Agreement dated as of July 15, 2014, and that Second Amendment to Advisory Agreement dated as of August 3, 2015 (as amended by this Third Amendment , the “Advisory Agreement”) which by its terms will expire on August 9, 2016; and

WHEREAS, the parties hereto desire to renew the Advisory Agreement for an additional 12 months from August 10, 2016, on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Term: The Advisory Agreement is hereby renewed for an additional term of twelve months, beginning on August 10, 2016.

2.	Except as specifically set forth above, the Advisory Agreement shall remain unmodified, and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the date first above written.

Strategic Realty Trust, Inc.

By:	/s/ Andrew Batinovich

Andrew Batinovich, President

Strategic Realty Operating Partnership, L.P.

By:	Strategic Realty Trust, Inc.

Its General Partner

	By:	/s/ Andrew Batinovich

Andrew Batinovich, President

SRT Advisor, LLC

By:	/s/ G. Lee Burns

G. Lee Burns, SVP